Exhibit 10.54



                       TURNKEY HOSPITAL PURCHASE AGREEMENT


1. SELLER
NEUROTECH DEVELOPMENT CORPORATION HAVING OFFICES AT 10 CEDAR SWAMP ROAD, GLEN COVE, NEW YORK, 11542 INCORPORATED UNDER THE LAWS OF THE STAT OF DELAWARE, HEREAFTER REFERRED TO AS SELLER.

2. PURCHASER
CIUDAD MEDICA NEVERI, C.A., A CORPORATION ORGANIZED UNDER THE LAWS OF THE REPUBLIC OF VENEZUELA, CERTIFIES THAT THE PURCHASER WILL BE THE OPERATOR OF THE HOSPITAL. THE PURCHASER IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE BOLIVARIAN REPUBLIC OF VENEZUELA

3. QUALITY STANDARDS
THE PURCHASER WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4. DESCRIPTION OF PROJECT
4.1 THIS AGREEMENT IS FOR THE CONSTRUCTION EQUIPPING AND TRAINING OF NINETEEN
(19) ACUTE CARE HOSPITALS OF MAXIMUM OCCUPANCY OF EIGHTY BEDS.

4.2 EACH HOSPITAL WILL BE A COMPLETE TURNKEY FACILITY AND WILL BE ERECTED AT THE RATE OF 1.8 EACH YEAR.

4.3 HOSPITALS SHALL CONSIST OF:
ALL DIAGNOSTIC AND LABORATORY EQUIPMENT
OPERATING ROOM EQUIPMENT
EMERGENCY ROOM EQUIPMENT PHARMACY EQUIPMENT
STARTING INVENTORIES OF ALL PHARMACEUTICALS ALL MEDICAL DISPOSABLES COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
MEDICAL RECORDS SYSTEMS
RADIOLOGY ALL DISCIPLINES
LABORATORY FACILITIES
CARDIOLOGY
ONCOLOGY
NEUROLOGY
OB/GYN
PEDIATRICS
ORTHOPEDICS
UROLOGY
ICU

4.4 SPECIALIZED UNITS CAN BE PURCHASED IN ACCORDANCE WITH PUBLIC NEED AND SHALL BE SIZED AND PRICED ACCORDINGLY. SUCH UNITS INCLUDE, BUT ARE NOT LIMITED TO::
BURN UNIT
MICROSURGERY UNIT
TRAUMA UNIT
SPECIALIZED ONCOLOGY UNIT.

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4.5 STANDARDS
CONSTRUCTION STANDARD. USA
PHARMACEUTICAL STANDARD: USA
EQUIPMENT' STANDARD: USA
HEALTH PRACTICE CODE: USA

5. SERVICES PROVIDED BY SELLER.
ANCILLARY SERVICES: STAFF TRAINING IN USA
      FULL MEDICAL STAFF
      LABORATORYSTAFF
      ADMINISTRATIVE STAFF

      SUPPORT SERVICES: MAINTENANCE SUPERVISOR
                         HOUSEKEEPING & DIETARY SUPERVISORS

6. DEPOSIT:
DEPOSIT OF APPROXIMATELY SIXTY MILLION DOLLARS (U.S.) ($60,000,000.00) IS REQUIRED FOR PARTICIPATION IN THE HUMANITARIAN FINANCING ASSISTANCE PROGRAM., THE DETAILS OF WHICH ARE SUBJECT TO A SEPARATE FINANCING AGREEMENT BETWEEN THE PARTIES. THE FUNDS SHALL BE DEPOSITED IN A MUTUALLY AGREED ESCROW ACCOUNT OR DEPOSITORY BANK AND ITS USES WILL BE SUBJECT TO THE FINANCING AGREEMENT.

7. NONEXCLUSIVITY
THE HOSPITALS ARE SOLD ON A NONEXCLUSIVE BASIS. THE NAMES. NEUROTECH AND NEUROTECH DEVELOPMENT MAY NOT BE USED IN THE OPERATING NAME OF THE HOSPITALS.

8. CONTRACTUAL ORDER OF PROCEDURES
UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF DEPOSIT, A NEUROTECH TECHNICAL TEAM WILL ARRIVE AT SITE, AND IN CONJUNCTION WITH PURCHASER, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL. THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR THE HOSPITAL, AND HEALTH INSURANCE SYSTEM, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH, ETC.

A TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASER.

9. APPROVALS REQUIRED:
PURCHASER WILL BE RESPONSIBLE FOR OBTAINING ALL NECESSARY GOVERNMENT APPROVALS AND PERMITS.

10. PAYMENT
ALL PAYMENTS TO NEUROTECH SHALL BE MADE BY THE DEPOSITORY BANK. NO ADDITIONAL PAYMENTS SHALL BE REQUIRED OF THE PURCHASER, UNLESS IT WISHES TO OBTAIN OTHER GOODS AND SERVICES NOT COVERED BY THIS AGREEMENT.

11. DELIVERY TIME
HOSPITALS SHALL BE CONSTRUCTED AT THE APPROXIMATE RATE OF 1.8 PER YEAR.

12. TRAINING
STAFF TRAINING SHALL COMMENCE A T THE BEGINNING OF THE MANUFACTURING PROCESS.

AIR TRANSPORTATION, EMPLOYEE SALARIES, MEALS, ARE THE RESPONSIBILITY OF THE PURCHASER.

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TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AT GALVESTON, OR ANOTHER
NEUROTECH AFFILIATED SCHOOL.

CLASSES WILL BE TIMED FOR THE DELIVERY OF THE HOSPITAL PHASE FOR THAT PERIOD.

13 ADMINISTRATOR
AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14. FINANCING
FINANCING IS PROVIDED BY THIRD PARTY PROVIDERS, SUCH AS BANKS, INSURANCE COMPANIES, AS WELL AS THE EQUITY FUNDS OF THE PURCHASER.

15. PURCHASER PROVIDES
LAND
ROAD
ELECTRICITY
FRESH WATER
SEWAGE

16. PRICING
THE PRICE OF THE HOSPITALS, AND EQUIPMENT SHALL BE U.S. THREE HUNDRED SIXTY MILLION DOLLARS (U.S.)($360,000.00.)
INCLUSIVE OF DELIVERY, INSTALLATION, AND TRAINING COSTS.
PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASER.

17. ENDORSEMENTS
THIS HOSPITAL PROJECT HAS BEEN SUBMITTED TO THE WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS FOR ENDORSEMENT AS A HUMANITARIAN PROJECT, AND AS SUCH MAY USE THIS QUALIFICATION WHEN SEEKING FINANCING, AND GOVERNMENTAL APPROVALS

18. GOVERNING LAW
THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF THE STATE OF NEW YORK AND THE BOLIVARIAN REPUBLIC OF VENEZUELA AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19 LOCATIONS
THE HOSPITALS SHALL BE ERECTED IN THE AREA APPROVED BY PURCHASE AND THE RELEVANT GOVERNMENTAL AUTHORITIES. MODIFICATIONS IN DESIGN REQUIRED BY GEOGRAPHIC LOCATION, WILL BE THE RESPONSIBILITY OF THE PURCHASER.

SUCH SPECIAL CONDITIONS INCLUDE, CONSTANT POWER GENERATION, MEDICAL WASTE DISPOSAL UNIT, FLOOD PLANE, EARTHQUAKE, ETC.

A SEPARATE PUBLIC HEALTH ANALYSIS WILL. BE DONE FOR EACH AREA.


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21. TERM OF PROJECT
THIS PROJECT IS ESTIMATED TO TAKE TEN YRARS TO COMPLETE FROM THE DATE OF INITIAL CONTRACT PAYMENT.

WE HEREBY COMPLETE THIS AGREEMENT AND SET FORTH OUR SIGNATURES ON AS OF THE LAST DATE SET FORTH BELOW.

AGREED

SELLER:

 /s/ LAWRENCE M. ARTZ
LAWRENCE M. ARTZ
NEUROTECH DEVELOPMENT CORPORATION.
DATE:  21 Aug 01



PURCHASER

 /s/ Samuel Abdel Vilegas Arvelo
SAMUEL ABDEL VILEGAS ARVELO
CIUDAD MEDICA NEVERI C. A.
DATE:   08/21/2001

ADVISOR AND WITNESS

 /s/ Robert L. Greene
ROBERT L. GREENE


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